EXHIBIT 10.2

                          SUBSEQUENT PURCHASE AGREEMENT

                     SUBSEQUENT PURCHASE AGREEMENT (the "Agreement") dated as of October 17, 2001, between BMW FS Securities LLC, a Delaware limited liability company (the "Depositor") and BMW Financial Services NA, LLC ("BMW FS").

                     Reference is hereby made to the Receivables Purchase Agreement (the "Purchase Agreement") dated as of May 1, 2001, between BMW FS and the Depositor.

                     WHEREAS, BMW FS wishes to sell the Contracts listed on Schedule A hereto having, as of October 1, 2001 (the "Subsequent Cutoff Date"), an aggregate outstanding principal balance of $98,465,590.34 (the "Subsequent Receivables") to the Depositor, and the Depositor wishes to purchase such Subsequent Receivables for the purchase price of $98,465,590.34;

                     NOW, THEREFORE, BMW FS and THE DEPOSITOR hereby agree as follows:

                     Section 1.01. Definitions. Capitalized terms used herein and not otherwise defined herein shall the meanings ascribed to them in the Purchase Agreement.

                     Section 1.02. Subsequent Receivables. Schedule A attached hereto constitutes the Subsequent Receivables to be sold to the Depositor.

                     Section 1.03. Transfer of Subsequent Contracts to the Depositor. Pursuant to and upon the representations, warranties and agreements on the part of BMW FS in the Purchase Agreement and herein and in consideration of payment of the purchase price above stated, BMW FS does hereby sell, assign, transfer and otherwise convey unto the Depositor, without recourse (except as expressly provided in the Purchase Agreement), all of its right, title and interest in and to (1) the Subsequent Receivables and all monies received thereon on or after the Subsequent Cutoff Date; (2) the security interests in the Financed Vehicles and any accessions thereto granted by Obligors pursuant to the Subsequent Receivables and any of its other interest in such Financed Vehicles; (3) any Liquidation Proceeds and any other proceeds with respect to the Subsequent Receivables from claims on any physical damage, credit life or disability insurance policies covering Financed Vehicles or Obligors, including any vendor's single interest or other collateral protection insurance policy;
(4) any property that shall have secured a Subsequent Receivable and shall have been acquired by or on behalf of BMW FS; (5) all documents and other items contained in the Receivables Files; (6) all proceeds from any Subsequent Receivable repurchased by a Dealer pursuant to a Dealer Agreement; and (7) the proceeds of any and all of the foregoing. The foregoing sale does not constitute and is not intended to result in any assumption by the Depositor of any obligation of BMW FS to the Obligors, insurers or any other person in connection with the Subsequent Receivables, Receivable Files, any insurance policies or any agreement or instrument relating to any of them. It is the intention of BMW FS and the Depositor that the transfer contemplated by this Agreement shall constitute a sale of the Subsequent Receivables from BMW FS to the Depositor, conveying good title thereto free and clear of any Liens, and that the Subsequent Receivables shall not be a part of BMW FS' estate in the event of the filing of a bankruptcy petition by or against BMW FS under any bankruptcy or similar law.

                     Section 1.04. Representations of BMW FS. BMW FS hereby represents and warrants to the Depositor and the Indenture Trustee that its representations and warranties set forth in Section 3.02 of the Purchase Agreement with respect to itself and the Subsequent Receivables, are true and correct as of the date of this Agreement and that all conditions precedent set forth in Section 2.03(b) of the Purchase Agreement have been satisfied.

                     Section 1.05. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                     Section 1.06. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

                     Section 1.07. Headings. The headings of the various Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

                     Section 1.08. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                     Section 1.09. Third Party Beneficiaries. The Indenture Trustee is an express third party beneficiary of this Agreement and shall be entitled to enforce the provisions of this Agreement as if each were a party hereto.

                     Section 1.10. Ratification of Agreement. As supplemented by this Agreement, the Purchase Agreement is in all respects ratified and confirmed and the Purchase Agreement as so supplemented by this Agreement shall be read, taken and construed as one and the same instrument.

                     IN WITNESS WHEREOF, the undersigned have caused this Subsequent Purchase Agreement to be duly executed as of the date first above written.

                                 BMW FS SECURITIES LLC

                                 By: /s/ Norbert Mayer
                                     -----------------------------------------
                                     Name: Norbert Mayer
                                     Title: Treasurer


                                 By: /s/ David Cordero
                                     -----------------------------------------
                                     Name: David Cordero
                                     Title: Assistant Secretary



                                 BMW FINANCIAL SERVICES NA, LLC

                                 By: /s/ Norbert Mayer
                                     -----------------------------------------
                                     Name: Norbert Mayer
                                     Title: Treasurer


                                 By: /s/ David Cordero
                                     -----------------------------------------
                                     Name: David Cordero
                                     Title: Assistant Secretary

                                  SCHEDULE A TO

                          SUBSEQUENT PURCHASE AGREEMENT

                       Schedule of Subsequent Receivables



                  [Omitted. On file with the Indenture Trustee,
                      the Owner Trustee and the Servicer.]